                                                                  EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

GA FINANCIAL, INC.

     In connection with the Annual Report of GA Financial, Inc. (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James V. Dionise, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section.906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ James V. Dionise
-----------------------------------
James V. Dionise
Chief Financial Officer and Secretary
March 10, 2004

     A signed original of this written statement required by Section 906 has been provided to GA Financial, Inc. and will be retained by GA Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.